ACTIVE M/MULTI-MANAGER FUNDS

PROSPECTUS AND SUMMARY PROSPECTUS SUPPLEMENT

NORTHERN FUNDS

SUPPLEMENT DATED OCTOBER 3, 2018 TO

PROSPECTUS FOR THE ACTIVE M/MULTI-MANAGER FUNDS DATED JULY 31, 2018, AS SUPPLEMENTED; AND SUMMARY PROSPECTUS FOR THE ACTIVE M U.S. EQUITY FUND DATED JULY 31, 2018, AS SUPPLEMENTED

PENDING LIQUIDATION OF THE ACTIVE M U.S. EQUITY FUND

The date of liquidation and termination of the Active M U.S. Equity Fund (the “Fund”) has been changed from on or about October 26, 2018 to on or about October 19, 2018 (the “Liquidation Date”). All references to the Liquidation Date of the Fund in the Prospectus and Summary Prospectus shall be deemed to be on or about October 19, 2018.

Please retain this Supplement with your Prospectus and Summary Prospectus for future reference.

50 South LaSalle Street P.O. Box 75986 Chicago, Illinois 60675-5986 800-595-9111 northerntrust.com/funds	MMF SPT (10/18)

NORTHERN FUNDS PROSPECTUS